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                      SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549-1004




                                   FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                      THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (date of earliest event reported): May 4, 2001




                               Tarantella, Inc.
            (Exact name of Registrant as specified in its charter)



        California                       0-21484                94-2549086
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                              425 Encinal Street
                         Santa Cruz, California  95061


                   (Address of principal executive offices)


                                (831) 425-7222
             (Registrant's telephone number, including area code)
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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Previous Independent Accountants.

     (i) On May 4, 2001, the Company dismissed PricewaterhouseCoopers LLP, the Company's principal independent accountants, effective upon completion of PricewaterhouseCoopers' services with respect to the Company's Form S-4 and Form 10-Q for the quarter ended March 31, 2001.

     (ii) PricewaterhouseCoopers LLP's reports on our financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     (iii) The decision to change accountants was recommended by the audit committee of our board of directors and approved our board of directors.

     (iv) During the two most recent fiscal years and through May 4, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

     (v) During the two most recent fiscal years and through May 4, 2001, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.


      Exhibit
       Number                         Description
------------------    ----------------------------------------------------------
       16.1           Letter dated as of May 11, 2001 from
                      PricewaterhouseCoopers LLP to the Securities and Exchange
                      Commission
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Tarantella, Inc.
                                    (Registrant)


Date:  May 11, 2001                 By:  /s/ Steven M. Sabbath
                                         ------------------------
                                         Steven M. Sabbath
                                         Senior Vice President, Law & Corporate
                                         Affairs
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                                 EXHIBIT INDEX


     Exhibit
     Number                                    Description
------------------    ----------------------------------------------------------
     16.1             Letter dated as of May 11, 2001 from
                      PricewaterhouseCoopers LLP to the Securities and Exchange
                      Commission